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                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549




                             FORM 8-K/A
                          (AMENDMENT NO.1)

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  February 17, 1998



Republic Automotive Parts, Inc.
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(Exact Name of Registrant as Specified in Charter)



Delaware                  000-06215                        38-1455545
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(State or Other
Jurisdiction             (Commission                     (IRS Employer
of Incorporation)         File Number)                Identification No.)



500 Wilson Pike Circle, Suite 115       Brentwood, Tennessee   37027
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(Address of Principal Executive Offices)                     (Zip Code)



Registrants' telephone number, including area code : (615) 373-2050





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(Former Name or Former Address, if Changed Since Last Report)



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This Amendment No.1 amends the registrant's Current Report on Form 8-K for
February 17, 1998 which was filed on February 23, 1998. Exhibit 20 was inadvertently omitted from the initial filing and is in this amendment.


          Item 7.  Financial Statements, Pro Forma
                   Financial Information and Exhibits.

                    Exhibit                  Description


                       20 Press Release, "Keystone Automotive Industries, Inc. Signs Merger Agreement with Republic Automotive Parts, Inc.," February 18, 1998.




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                                     SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     REPUBLIC AUTOMOTIVE PARTS, INC.


          Date   March 16, 1998      By:  /s/Donald B. Hauk
                                          ---------------------------------
                                     Name:  Donald B. Hauk
                                     Title: Executive Vice President, Chief
                                            Financial Officer


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                               EXHIBIT INDEX



                   Exhibit                Description


                     20 Press Release, Keystone Automotive Industries, Inc. Signs Merger Agreement with Republic Automotive Parts, Inc., February 18, 1998.